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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, which are listed in Part IV, Item 14 (a)3 of this Form 10-K.

                                             ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 13, 1995